UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2008

FIRST DATA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11073	47-0731996
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6200 South Quebec Street, Greenwood Village, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 967-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

1.                                      First Amendment to Amended and Restated Senior Unsecured Interim Loan Agreement

On June 19, 2008, First Data Corporation, a Delaware corporation (the “Company”), entered into the First Amendment (the “First Senior Amendment”) to the Senior Unsecured Interim Loan Agreement, dated as of September 24, 2007 (as amended and restated as of October 24, 2007, the “Amended and Restated Senior Unsecured Interim Loan Agreement”), with Citibank, N.A., as Administrative Agent, acting with the consent of the Required Holders (as defined therein) holding a majority of the Required Debt (as defined therein), and the Guarantors named therein.  The Company entered into the Amended and Restated Senior Unsecured Interim Loan Agreement on October 24, 2007 in order to make certain non-material modifications relating to the voting provisions and covenants.

The First Senior Amendment amends the Amended and Restated Senior Unsecured Interim Loan Agreement to increase the interest rates on borrowings (i) at any date on or after June 19, 2008 and prior to August 18, 2008, to 8.490% per annum with respect to senior cash pay loans and 9.320% per annum with respect to senior PIK loans, and (ii) at any date on or after August 18, 2008, to 9.875% per annum with respect to senior cash pay loans and 10.550% per annum with respect to senior PIK loans.  In addition, the First Senior Amendment also accelerates, to September 24, 2008, the date on which the senior cash pay term loans and senior cash pay term loans under the Amended and Restated Senior Unsecured Interim Loan Agreement may be exchanged for senior cash pay notes or senior PIK notes, as applicable, having an aggregate principal amount equal to the unpaid principal amount of such loans.

The lenders under the Amended and Restated Senior Unsecured Interim Loan Agreement and their affiliates have in the past engaged, and may in the future engage, in transactions with and perform services, including commercial banking, financial advisory and investment banking services, for the Company and its affiliates in the ordinary course of business for which they have received or will receive customary fees and expenses. Affiliates of one or more of the lenders acted as lenders and/or agents under, and as a consideration therefore received customary fees and expenses in connection with, the Company’s senior secured credit facilities. In addition, Goldman, Sachs & Co. acted as agent in connection with the offering of the senior PIK notes of First Data Holdings Inc. (“Holdings”), the Company’s direct parent company, and affiliates of Goldman, Sachs & Co. own all of the senior PIK notes of Holdings. An affiliate of Citigroup Global Markets, Inc. is one of the Company’s alliance partners in its Commercial Services Segment. Affiliates of the lenders own partnership interests of New Omaha Holdings L.P., the majority shareholder of Holdings.

The foregoing summary of the First Senior Amendment is not complete and is qualified in its entirety by reference to the First Senior Amendment, a copy of which is filed as Exhibit 10.30 to this Current Report on Form 8-K and is incorporated herein by reference.

2.                                      First Amendment to Amended and Restated Senior Subordinated Interim Loan Agreement

On June 19, 2008, the Company entered into the First Amendment (the “First Senior Subordinated Amendment”) to the Senior Subordinated Interim Loan Agreement, dated as of September 24, 2007 (as amended and restated as of October 24, 2007, the “Amended and

Restated Senior Subordinated Interim Loan Agreement”), with Citibank, N.A., as Administrative Agent, acting with the consent of the Required Holders (as defined therein) holding a majority of the Required Debt (as defined therein), and the Guarantors named therein.  The Company entered into the Amended and Restated Senior Subordinated Interim Loan Agreement on October 24, 2007 in order to make certain non-material modifications relating to the voting provisions and covenants.

The First Senior Subordinated Amendment amends the Amended and Restated Senior Subordinated Interim Loan Agreement to increase the interest rates on borrowings (i) at any date on or after June 19, 2008 and prior to August 18, 2008 to 9.800% per annum, and (ii) at any date on or after August 18, 2008, to 11.250% per annum.  In addition, the First Senior Subordinated Amendment also accelerates, to September 24, 2008, the date on which the senior subordinated loans under the Amended and Restated Senior Subordinated Interim Loan Agreement may be exchanged for senior subordinated notes having an aggregate principal amount equal to the unpaid principal amount of such loans.

See “1. First Amendment to Amended and Restated Senior Unsecured Interim Loan Agreement” above for a description of certain relationships with the lenders.

The foregoing summary of the First Senior Subordinated Amendment is not complete and is qualified in its entirety by reference to the First Senior Subordinated Amendment, a copy of which is filed as Exhibit 10.32 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.29

Amended and Restated Senior Unsecured Interim Loan Agreement, dated as of October 24, 2007, among First Data Corporation, the several lenders from time to time parties thereto, Citibank, N.A., as administrative agent, Credit Suisse, Cayman Islands Branch, as syndication agent, and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs Credit Partners L.P., HSBC Securities (USA) Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and bookrunners

10.30

First Amendment to the Amended and Restated Senior Unsecured Interim Loan Agreement, dated as of June 19, 2008, among First Data Corporation, Citibank, N.A., as administrative agent, and the Guarantors named therein

10.31

Amended and Restated Senior Subordinated Interim Loan Agreement, dated as of October 24, 2007, among First Data Corporation, the several lenders from time to time parties thereto, Citibank, N.A., as administrative agent, Credit Suisse, Cayman Islands Branch, as syndication agent, and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs Credit Partners L.P., HSBC Securities (USA) Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and bookrunners

10.32

First Amendment to the Amended and Restated Senior Subordinated Interim Loan Agreement, dated as of June 19, 2008, among First Data Corporation, Citibank, N.A., as administrative agent, and the Guarantors named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION

By:	/s/ Stanley J. Andersen
	Name:	Stanley J. Andersen
	Title:	Vice President and Assistant
Secretary

Date:  June 25, 2008

INDEX OF EXHIBITS

Exhibit No.	Description
10.29

Amended and Restated Senior Unsecured Interim Loan Agreement, dated as of October 24, 2007, among First Data Corporation, the several lenders from time to time parties thereto, Citibank, N.A., as administrative agent, Credit Suisse, Cayman Islands Branch, as syndication agent, and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs Credit Partners L.P., HSBC Securities (USA) Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and bookrunners

10.30

First Amendment to the Amended and Restated Senior Unsecured Interim Loan Agreement, dated as of June 19, 2008, among First Data Corporation, Citibank, N.A., as administrative agent, and the Guarantors named therein

10.31

Amended and Restated Senior Subordinated Interim Loan Agreement, dated as of October 24, 2007, among First Data Corporation, the several lenders from time to time parties thereto, Citibank, N.A., as administrative agent, Credit Suisse, Cayman Islands Branch, as syndication agent, and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs Credit Partners L.P., HSBC Securities (USA) Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and bookrunners

10.32

First Amendment to the Amended and Restated Senior Subordinated Interim Loan Agreement, dated as of June 19, 2008, among First Data Corporation, Citibank, N.A., as administrative agent, and the Guarantors named therein